AMENDMENT TO
                       PLAN AND AGREEMENT OF DISTRIBUTION
                                 (Classes A & B)

The Plan and Agreement of Distribution between the RiverSource Funds and Ameriprise Financial Services, Inc. dated October 1, 2005, is hereby amended effective January 12, 2006:

     o To reflect the addition of the following funds: RiverSource Disciplined Small Cap Value Fund, RiverSource Emerging Markets Bond Fund, RiverSource Income Builder Basic Income Fund, RiverSource Income Builder Enhanced Income Fund, and RiverSource Income Builder Moderate Income Fund.

Schedule A is amended and restated on the following page.

All other provisions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this amendment as of the 12th day of January, 2006.

AXP CALIFORNIA TAX-EXEMPT TRUST
AXP DIMENSIONS SERIES, INC.
AXP DISCOVERY SERIES, INC.
AXP EQUITY SERIES, INC.
AXP FIXED INCOME SERIES, INC.
AXP GLOBAL SERIES, INC.
AXP GOVERNMENT INCOME SERIES, INC.
AXP GROWTH SERIES, INC.
AXP HIGH YIELD INCOME SERIES, INC.
AXP HIGH YIELD TAX-EXEMPT SERIES, INC.
AXP INCOME SERIES, INC.
AXP INTERNATIONAL SERIES, INC.
AXP INVESTMENT SERIES, INC.
AXP MANAGED SERIES, INC.
AXP MARKET ADVANTAGE SERIES, INC.
AXP MONEY MARKET SERIES, INC.
AXP PARTNERS INTERNATIONAL SERIES, INC.
AXP PARTNERS SERIES, INC.
AXP SECTOR SERIES, INC.
AXP SELECTED SERIES, INC.
AXP SPECIAL TAX-EXEMPT SERIES TRUST
AXP STOCK SERIES, INC.
AXP STRATEGY SERIES, INC.
AXP TAX-EXEMPT SERIES, INC.


By: /s/ Leslie L. Ogg
    -----------------
        Leslie L. Ogg
        Vice President


AMERIPRISE FINANCIAL SERVICES, INC.



By: /s/ Paula R. Meyer
    ------------------
        Paula R. Meyer
        Senior Vice President

                                   Schedule A
                                      Funds

Each a Minnesota corporation, except California Tax-Exempt Trust and Special Tax-Exempt Series Trust, which are Massachusetts business trusts:

AXP CALIFORNIA TAX-EXEMPT TRUST
     RiverSource California Tax-Exempt Fund AXP DIMENSIONS SERIES, INC. RiverSource Disciplined Small Cap Value Fund
     RiverSource New Dimensions Fund
AXP DISCOVERY SERIES, INC.
     RiverSource Discovery Fund
AXP EQUITY SERIES, INC.
     RiverSource Mid Cap Growth Fund
AXP FIXED INCOME SERIES, INC.
     RiverSource Diversified Bond Fund
AXP GLOBAL SERIES, INC.
     RiverSource Emerging Markets Fund
     RiverSource Emerging Markets Bond Fund
     RiverSource Global Balanced Fund
     RiverSource Global Bond Fund
     RiverSource Global Equity Fund
     RiverSource Global Technology Fund
AXP GOVERNMENT INCOME SERIES, INC.
     RiverSource Short Duration U.S. Government Fund
     RiverSource U.S. Government Mortgage Fund
AXP GROWTH SERIES, INC.
     RiverSource Disciplined Equity Fund
     RiverSource Growth Fund
     RiverSource Large Cap Equity Fund
     RiverSource Large Cap Value Fund
AXP HIGH YIELD INCOME SERIES, INC.
     RiverSource High Yield Bond Fund
AXP HIGH YIELD TAX-EXEMPT SERIES, INC.
     RiverSource Tax-Exempt High Income Fund
AXP INCOME SERIES, INC.
     RiverSource Income Builder Basic Income Fund
     RiverSource Income Builder Enhanced Income Fund
     RiverSource Income Builder Moderate Income Fund
     RiverSource Selective Fund
AXP INTERNATIONAL SERIES, INC.
     RiverSource European Equity Fund
     RiverSource International Opportunity Fund

AXP INVESTMENT SERIES, INC.
     RiverSource Balanced Fund
     RiverSource Diversified Equity Income Fund
     RiverSource Mid Cap Value Fund
AXP MANAGED SERIES, INC.
     RiverSource Strategic Allocation Fund
AXP MARKET ADVANTAGE SERIES, INC.
     RiverSource Small Company Index Fund
AXP MONEY MARKET SERIES, INC.
     RiverSource Cash Management Fund
AXP PARTNERS INTERNATIONAL SERIES, INC.
     RiverSource International Aggressive Growth Fund
     RiverSource International Equity Fund
     RiverSource International Select Value Fund
     RiverSource International Small Cap Fund
AXP PARTNERS SERIES, INC.
     RiverSource Aggressive Growth Fund
     RiverSource Fundamental Growth Fund
     RiverSource Fundamental Value Fund
     RiverSource Select Value Fund
     RiverSource Small Cap Equity Fund
     RiverSource Small Cap Value Fund
     RiverSource Value Fund
AXP SECTOR SERIES, INC.
     RiverSource Dividend Opportunity Fund
AXP SELECTED SERIES, INC.
     RiverSource Precious Metals Fund
AXP SPECIAL TAX-EXEMPT SERIES TRUST
     RiverSource Insured Tax-Exempt Fund
     RiverSource Massachusetts Tax-Exempt Fund
     RiverSource Michigan Tax-Exempt Fund
     RiverSource Minnesota Tax-Exempt Fund
     RiverSource New York Tax-Exempt Fund
     RiverSource Ohio Tax-Exempt Fund
AXP STOCK SERIES, INC.
     RiverSource Stock Fund
AXP STRATEGY SERIES INC.
     RiverSource Equity Value Fund
     RiverSource Small Cap Advantage Fund
     RiverSource Small Cap Growth Fund
     RiverSource Strategy Aggressive Fund
AXP TAX-EXEMPT SERIES, INC.
     RiverSource Intermediate Tax-Exempt Fund
     RiverSource Tax-Exempt Bond Fund